EXHIBIT 10.17.1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT TO

DISTRIBUTION, MANUFACTURING AND SUPPLY AGREEMENT

THIS AMENDMENT TO DISTRIBUTION, MANUFACTURING AND SUPPLY AGREEMENT (the “Amendment”) is made and entered into as of March 18, 2005 (the “Amendment Date”) by and between AEROGEN, INC., a Delaware corporation, with offices at 2071 Stierlin Court, Mountain View, CA 94043 (“Aerogen”), and MEDICAL INDUSTRIES AMERICA, INC., an Iowa corporation, with offices at 2636 289th Place, Adel, IA 50003 (“MIA”).  Aerogen and MIA may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Aerogen and MIA are parties to the Distribution, Manufacturing and Supply Agreement dated September 30, 2003 (the “Agreement”); and

WHEREAS, the Parties now desire to amend certain terms and conditions of the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, the Parties hereby agree as follows:

1.             Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

2.             In consideration of the full and final settlement of Aerogen’s portion of all recall-related liability incurred by MIA as of the Amendment Date in connection with the recall carried out in response to the FDA Warning Letter dated August 23, 2004 (the “Recall”), (a) Aerogen will supply to MIA a quantity of ten thousand (10,000) OnQ Aerosol Generators at [ * ] pursuant to Section 5.4(b) of the Agreement (as amended) and (b) Aerogen will forgive the [ * ] in outstanding invoice amounts owed to Aerogen by MIA as of the Amendment Date in connection with OnQ Aerosol Generator purchases prior to the Amendment Date.  With respect to any expenses to be incurred in connection with additional corrective actions relating to the Recall that may be required by the FDA after the Amendment Date, the parties will mutually agree on the nature of such expenses prior to incurring them.  Regardless of any allocation of such expenses that would be determined by the application of Section 7.4 of the Agreement, each party will bear such expenses equally.  MIA will be solely responsible for any other business expenses arising from the Recall in connection with activities that are not directed or required by the FDA, but arise from MIA’s business decision to enhance or ameliorate its relationship with its customers, including, but not limited to incentives, credits of any kind and free product provided by MIA to its dealers and customers.  The foregoing is not intended to affect Aerogen’s indemnification responsibility under Section 11.1 of the Agreement with respect to any third party claim based on events occurring prior to the Amendment Date.

3.             MIA acknowledges that a Financing Event has occurred and therefore Aerogen is entitled pursuant to Section 3.8(f) of the Agreement to exercise its Repurchase Option and repurchase the

Equipment from MIA, and to simultaneously revoke and terminate the rights granted to MIA under Section 3.8(a) and 3.8(c) of the Agreement permitting MIA to assume full authority over the manufacturing of the OnQ Aerosol Generator at the OnQ Aerosol Generator Manufacturing Facility, which rights were exercised by MIA’s letter to Aerogen dated January 13, 2004.  On the Amendment Date, Aerogen shall pay to MIA one dollar ($1.00), upon receipt of which MIA hereby sells and assigns to Aerogen the entire right, title and interest in the Equipment, free and clear of any and all encumbrances.  MIA shall take such action as reasonably requested by Aerogen to document and perfect such sale and assignment.  MIA represents and warrants to Aerogen that MIA has not sold, leased, mortgaged or otherwise encumbered in any manner its interest in the Equipment prior to the Amendment Date.  The Parties acknowledge and agree that as a result of the exercise of the Repurchase Option the OnQ Manufacturing Period has ended.  The Parties further acknowledge and agree that all obligations pursuant to the side letter between the Parties dated February 3, 2004 and all subsequent oral and written agreements related to the subject matter thereof, have been satisfied in full, and the side letter and all rights and obligations of the Parties under it are hereby terminated as of the Amendment Date.

4.             Article 1 of the Agreement is amended to delete the following sections in their entirety:  (a) Section 1.5; (b) Section 1.10; (c) Section 1.15; and (d) Section 1.20.

5.             Section 1.21 of the Agreement is deleted in its entirety and replaced with the following:

1.21        “Sales Quarter” means a period of three (3) successive calendar months commencing on January 1, 2005, and each three (3) successive calendar month period thereafter during the Term.

6.             Section 1.22 of the Agreement is deleted in its entirety and replaced with the following:

1.22        “Sales Year” means the period of twelve (12) successive calendar months commencing on January 1, 2005, and each successive twelve (12) month period thereafter during the Term.

7.             Section 1.24 of the Agreement is deleted in its entirety and replaced with the following:

1.24        “Supply Quarter” means a period of three (3) successive calendar months commencing on January 1, 2005, and each three (3) successive calendar month period thereafter during the Term.

8.             Section 2.2 of the Agreement is deleted in its entirety and replaced with the following:

2.2          Sub-Distributors.  MIA will provide Aerogen with written notice regarding any direct or indirect financial affiliation that arises between MIA (or any of its Affiliates) and any of its existing or proposed sub-distributors during the Term, with such notice to be given promptly upon the commencement of negotiations with a sub-distributor involving any financial interest (including, but not limited to, equity ownership, credit facilities, rebates, profit or revenue interest, etc.), with full details of the final relationship to be provided to Aerogen upon final deal closure.  MIA shall require that any Related Sub-Distributors make complete and accurate reports to MIA in writing on a quarterly basis of all Gross Selling Prices for Products sold or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

otherwise transferred by such Related Sub-Distributor, and Aerogen shall have the right to inspect and audit all such reports pursuant to Section 5.7.

9.             Section 2.4 of the Agreement is deleted in its entirety and replaced with the following:

2.4          Right of First Negotiation to Expand the Territory.  During the Term, MIA shall have a right of first negotiation to obtain rights to distribute the Product in a country that is not listed on Exhibit C; provided that Aerogen has not previously granted to a Third Party distribution rights in such country or is not itself distributing in such country.  MIA shall notify Aerogen of its intent in writing, and, MIA shall complete and present to Aerogen a definitive business plan, including a distribution strategy with either intent to contract or hire sales representatives, or a letter of intent and a draft definitive agreement with a sub-distributor.  If the marketing rights for the Product in such country are available for licensing to MIA, then the Parties shall negotiate in good faith to reach an agreement regarding the expansion of the Territory to include such country.  If the Parties reach agreement on the expansion of the Territory, Exhibit C shall be amended to reflect the additional country(ies) in which MIA may distribute the Product pursuant to this Agreement.

10.          Section 3.5 of the Agreement is deleted in its entirety.

11.          The first sentence of Section 3.7 of the Agreement is deleted in its entirety and replaced with the following:

Unless otherwise agreed by the Parties or as provided by this Agreement, Aerogen will be solely responsible during the Term for the manufacture and supply to MIA of its requirements of the OnQ Aerosol Generator for incorporation into the Product, pursuant to the terms of Article 4.

12.          Sections 3.8, 3.9 and 3.10 of the Agreement are deleted in their entirety.

13.          The last sentence of Section 4.1 is deleted in its entirety.

14.          Section 5.3 of the Agreement is deleted in its entirety and replaced with the following:

5.3          Sales-Based Payments.  In consideration of the rights granted by Aerogen to MIA under this Agreement, MIA will make payments to Aerogen equal to a percentage of the Gross Selling Price of each unit of Product, including Product components and Product accessories, sold by MIA (or its Affiliate or Related Sub-Distributor, as applicable) to sub-distributors or to end-user customers in the Territory.  The rate of such payments shall be dependent upon the OnQ Aerosol Generator transfer price in effect during the Term (as provided in Section 5.4) as follows:

OnQ Aerosol Generator Transfer Price	Percentage of Gross Selling Price

[ * ]/unit	[ * ]

[ * ]/unit	[ * ]

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Sales based payments payable to Aerogen under this Section 5.3 shall be paid on a Sales Quarterly basis during each Sales Year of the Term, within thirty (30) days following the end of each such Sales Quarter.

15.          Section 5.4(a) of the Agreement is deleted in its entirety and replaced with the following:

(a)           Subject to subsection (c) below, the transfer price for the OnQ Aerosol Generators to be supplied by Aerogen to MIA pursuant to this Agreement will be equal to [ * ] per unit.

16.          Section 5.4(b) of the Agreement is deleted in its entirety and replaced with the following:

(b)           Commencing on June 1, 2006, up to fifty five thousand nine hundred (55,900) OnQ Aerosol Generators will be provided to MIA in quantities of up to, but no more than, the number of units indicated per month during the relevant Supply Quarter on Exhibit H (unless Aerogen in its discretion provides a greater quantity in a given month), at [ * ] shipping, which shall be paid for directly by MIA via an account with a common carrier, and similar out-of-pocket costs, for which Aerogen will invoice MIA, such invoice to be paid within thirty (30) days of receipt.  Such quantity of fifty five thousand nine hundred (55,900) OnQ Aerosol Generators excludes any OnQ Aerosol Generators used in Product provided to Aerogen pursuant to Section 5.4(e).

17.          Section 5.4(c) of the Agreement is deleted in its entirety and replaced with the following:

(c)           At such time during the Term that MIA attains two (2) consecutive Supply Quarters in which MIA’s OnQ Aerosol Generator purchases equal to at least [ * ] units per each Supply Quarter (provided that Aerogen has satisfied MIA’s requirements for quantities of OnQ Aerosol Generators set forth in the forecasts and purchase orders submitted by MIA in accordance with Sections 4.1 and 4.2), the transfer price for OnQ Aerosol Generators from Aerogen to MIA will be equal to [ * ] per unit, subject to subclause (d) below and the other provisions of the Agreement, and exclusive of taxes, shipping and similar items.

18.          Section 5.5 of the Agreement is deleted in its entirety and replaced with the following:

5.5          Payment Terms; Reports.  MIA shall pay Aerogen the purchase price for OnQ Aerosol Generators as stated on Aerogen’s invoice for each shipment within thirty (30) days from the date of the invoice.  In addition, commencing with the first commercial sale of Product, within thirty (30) days of the end of each Sales Quarter, MIA will provide Aerogen with written sales report listing all Product and components sold, by part number, by country, by country and by sub-distributor and channel of sale, and providing the gross selling price for each such Product, and calculating the royalties owed pursuant to Section 5.3.  Any payments to Aerogen under this Agreement shall be made by wire transfer to such bank or account as Aerogen shall specify from time to time.

19.          The last sentence of Section 5.6 is deleted in its entirety.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.          Section 6.1 of the Agreement is deleted in its entirety and replaced with the following:

6.1          Minimum OnQ Aerosol Generator Purchases.  Commencing on the Amendment Date, MIA shall purchase during the Term, on a Supply Quarterly basis, those quantities of OnQ Aerosol Generators set forth in Exhibit H for assembly into Systems (as described on Exhibit B) of the Product.  Failure by MIA to purchase the minimum quantities during a particular Supply Quarter as set forth in Exhibit H shall be deemed to be a material breach for which Aerogen may terminate the Agreement pursuant to Section 13.5, unless MIA has purchased, during the calendar year in which such Supply Quarter occurs, more than the aggregate minimum quantities required under Exhibit H for such calendar year through such Supply Quarter, and subject further to MIA’s right to cure in accordance with Section 6.2 below, unless such failure is due to supply shortages of the OnQ Aerosol Generators (provided that MIA’s orders conform to the terms of Section 4.2).

21.          The reference to Exhibit F in the first sentence of Section 6.2 of the Agreement is deleted in its entirety.

22.          The first sentence of Section 6.3 is deleted in its entirety and replaced with the following:

During the Term, MIA shall pay to Aerogen the minimum quarterly royalties as set forth on Exhibit I.

23.          Section 6.4 of the Agreement is deleted in its entirety.

24.          Section 6.5 of the Agreement is deleted in its entirety.

25.          Section 6.6 of the Agreement is deleted in its entirety and replaced with the following:

6.6          Adjustment to Minimum Purchase Requirements.  The minimum Supply Quarterly OnQ Aerosol Generator purchase quantities for the United States, as described in Exhibit H, for Sales Quarters nine (Q9) through twenty (Q20) shall be discussed in good faith by the Parties in Sales Quarter seven (Q7) of the Term, and adjusted to no less than [ * ] of the stated minimum for said quarters as of the Amendment Date.

26.          The first sentence of Section 7.1 is deleted in its entirety and replaced with the following:

Aerogen will be solely responsible for obtaining FDA 510(k) marketing clearance for the Product, at no expense to MIA.

27.          Section 7.5 is amended to add the following:

The Parties agree that Aerogen shall be entitled to participate directly in any discussions with any Regulatory Agency within the Territory (subject to the Regulatory Agency’s discretion), including, but not limited to, discussions arising from any inspection or investigation that raises concerns regarding the continued marketing, safety, reliability, or efficacy of the Product.  The individuals selected by Aerogen to participate in any discussion with a Regulatory Agency will be subject to mutual agreement of the Parties.  To facilitate such participation, MIA shall provide Aerogen with as much advance notice of such discussions as is commercially

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reasonable, shall promptly provide Aerogen with copies of all correspondence received from such Regulatory Agencies regarding the Product, and shall provide Aerogen with drafts and final versions of MIA’s proposals and responses to such agency inquiries or investigations.

28.          Section 9.2(m) of the Agreement is deleted in its entirety.

29.          Section 13.1 of the Agreement is deleted in its entirety and replaced with the following:

13.1        Term.  The term of this Agreement shall commence as of the Effective Date and continue for a period of five (5) years from the Effective Date, unless terminated earlier as provided in this Article 13 (the “Term”).  Unless the Agreement is earlier terminated, the Term shall be extended on the fifth (5th) anniversary of the Effective Date for a period of two (2) years; provided that MIA is not then in material breach of the Agreement (subject to the cure periods set forth in Section 13.5) and MIA has met the Minimum Purchase Requirements, subject to agreement by the Parties as to appropriate pricing and minimums for such additional time period.

30.          The last sentence of Section 14.2 of the Agreement is deleted in its entirety.

31.          Exhibit C of the Agreement is deleted in its entirety and replaced with Exhibit C in the form attached to this Amendment as Attachment 1.

32.          Exhibit D of the Agreement is deleted in its entirety and replaced with Exhibit D in the form attached to this Amendment as Attachment 2.

33.          Exhibit E, Exhibit F and Exhibit G of the Agreement are deleted in their entirety.

34.          Exhibit H of the Agreement is deleted in its entirety and replaced with Exhibit H in the form attached to this Amendment as Attachment 3.

35.          Exhibit I of the Agreement is deleted in its entirety and replaced with Exhibit I in the form attached to this Amendment as Attachment 4.

36.          Exhibit J of the Agreement is deleted in its entirety.

37.          Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, both Aerogen and MIA have executed this Amendment by their duly authorized officers as of the Amendment Date.

AEROGEN, INC.	MEDICAL INDUSTRIES AMERICA, INC.

/s/ Jane E. Shaw	/s/ Bryan Hansel
Name: Jane E. Shaw, PhD	Name: Bryan Hansel
Title: Chairman and CEO	Title: President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT 1

EXHIBIT C

TERRITORY

United States of America

Mexico

Canada

Japan

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ATTACHMENT 2

EXHIBIT D

TRADEMARKS

Aerogen®

Aeroneb® Go

OnQ® Aerosol Generator

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ATTACHMENT 3

EXHIBIT H

QUARTERLY ONQ AEROSOL GENERATOR MINIMUM PURCHASES

	Quarterly	Annual	Monthly Maximum Number of
Supply Quarter	Minimum	Total	OnQs [ * ]*
Q1	[ * ]
Q2	[ * ]
Q3	[ * ]
Q4	[ * ]	[ * ]
Q5	[ * ]
Q6	[ * ]		[ * ] (June ‘06)
Q7	[ * ]		[ * ]/month
Q8	[ * ]	[ * ]	[ * ]/month
Q9**	[ * ]		[ * ]/month
Q10	[ * ]		[ * ]/month
Q11	[ * ]		[ * ] (July ‘07) [ * ] (August ‘07)
Q12	[ * ]	[ * ]
Q13	[ * ]
Q14	[ * ]
Q15	[ * ]
Q16	[ * ]	[ * ]
Q17	[ * ]
Q18	[ * ]
Q19	[ * ]
Q20	[ * ]	[ * ]

*Pursuant to Section 5.4(b).

**OnQ Aerosol Generator minimum purchases for Supply Quarters 9 through 20 shall be subject to re-assessment as described in Section 6.6.

The minimum quantity commitments for any period beyond Supply Quarter Q20 will be agreed upon in good faith by the Parties no later than three (3) months prior to the end of the sixth (6th) year during the Term.

This Exhibit H is subject to adjustment in the event of Territory expansion as set forth in Section 2.4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ATTACHMENT 4

Exhibit I

MINIMUM QUARTERLY ROYALTIES*

Sales Quarter	Minimum Quarterly Royalty
Q1	[ * ]
Q2	[ * ]
Q3	[ * ]
Q4	[ * ]
Q5	[ * ]
Q6	[ * ]
Q7	[ * ]
Q8	[ * ]
Q9	[ * ]
Q10	[ * ]
Q11	[ * ]
Q12	[ * ]
Q13	[ * ]
Q14	[ * ]
Q15	[ * ]
Q16	[ * ]
Q17	[ * ]
Q18	[ * ]
Q19	[ * ]
Q20	[ * ]

Minimum royalties for a given Sales Quarter are due within thirty (30) days following the end of such quarter.

*This Exhibit I is subject to adjustment in the event of Territory expansion as set forth in Section 2.4.

The minimum quarterly royalties for any period beyond Sales Quarter Q20 will be agreed upon in good faith by the Parties no later than three (3) months prior to the end of the sixth (6th) year during the Term.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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